                                                                     Exhibit 4.1


     COMMON STOCK             [LOGO OF RITA MEDICAL]            COMMON STOCK
         RMS
INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS

                                                             CUSIP 76774E 10 3

This Certifies that




is the record holder of

 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF
                         RITA MEDICAL SYSTEMS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

    IN WITNESS WHEREOF the Corporation has caused this certificate to be signed in facsimile by its duly authorized officers and a facsimile of its corporate seal.

Dated:



        /s/ Mark B. Weeks                                      /s/ Barry Cheskin
            SECRETARY                     PRESIDENT AND CHIEF EXECUTIVE OFFICER

              [INCORPORATED SEAL OF RITA MEDICAL SYSTEMS, INC.]

COUNTERSIGNED AND REGISTERED:
U.S. STOCK TRANSFER CORPORATION

TRANSFER AGENT AND REGISTRAR
BY

AUTHORIZED SIGNATURE

                         RITA MEDICAL SYSTEMS, INC.

   THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF CLASSES OF PREFERRED STOCK IN SERIES.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common            UNIF GIFT MIN ACT-      Custodian
TEN ENT-as tenants by the entireties                      ------         -------
JT WROS-as joint tenants with right                       (Cust)         (Minor)
        of survivorship and not as                        under Uniform Gifts to
        tenants in common                                 Minors Act
                                                                    ----------
                                                                      (State)

   Additional abbreviations may also be used though not in the above list.

   For value received,________________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
                (Please print or typewrite name and address
                   including postal zip code of assignee)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________Attorney

to transfer the said Shares on the Books of the within-named Coporation with full power of substitution in the premises.

Dated:____________________________

                                        ________________________________________
                                        NOTICE: The signature to this
                                        assignment must correspond with the
                                        name as written upon the face of the
                                        certificate in every particular,
                                        without alteration or enlargement, or
                                        any change whatever.

SIGNATURE(S) GUARANTEED:___________________________________________
                        THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                        ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                        STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                        AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                        APPROVED SIGNATURE GUARANTEE MEDALLION
                        PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.